EXHIBIT 10.1
Execution Version

ENVIVA MANAGEMENT COMPANY, LLC

July 1, 2021
Enviva Partners, LP
7272 Wisconsin Avenue, Suite 1800
Bethesda, MD 20814
Attn: General Counsel
email: william.schmidt@envivabiomass.com

Re: Waiver of Payment Amount
Ladies and Gentlemen:
Reference is made to the Management Services Agreement dated April 9, 2015 (the “Agreement”), by and among Enviva Partners, LP, a Delaware limited partnership, Enviva Partners GP, LLC, a Delaware limited liability company (“EVA GP”), Enviva, LP, a Delaware limited partnership, Enviva GP, LLC, a Delaware limited liability company, Enviva Pellets Ahoskie, LLC, a Delaware limited liability company, Enviva Pellets Amory, LLC, a Delaware limited liability company, Enviva Pellets Northampton, LLC, a Delaware limited liability company, Enviva Pellets Cottondale, LLC, a Delaware limited liability company, Enviva Port of Chesapeake, LLC, a Delaware limited liability company, Enviva Energy Services, LLC, a Delaware limited liability company, Enviva Pellets Sampson, LLC, a Delaware limited liability company, Enviva Pellets Southampton, LLC, a Delaware limited liability company, Enviva Port of Panama City, LLC, a Delaware limited liability company, Enviva Port of Wilmington, LLC, a Delaware limited liability company, Enviva Pellets Waycross, LLC, a Delaware limited liability company, Enviva Port of Savannah, LLC, a Delaware limited liability company, Enviva Pellets Greenwood Holdings II, LLC, a Delaware limited liability company, Enviva Pellets Greenwood Holdings, LLC, a Delaware limited liability company, Enviva Pellets Greenwood, LLC, a Delaware limited liability company, Enviva JV2 Holdings, LLC, a Delaware limited liability company, Enviva Pellets Lucedale, LLC, a Delaware limited liability company (“Lucedale”), Enviva Port of Pascagoula, LLC, a Delaware limited liability company (“Pascagoula”), Enviva Development Finance Company, LLC, a Delaware limited liability company, and Enviva Management Company, LLC, a Delaware limited liability company (“ManagementCo”, and collectively, the “Parties”). Capitalized terms used and not defined herein shall have the meaning assigned thereto in the Agreement. All references to contracts, agreements, and instruments refer to contracts, agreements, and instruments as they may be amended from time to time.
The Parties agree to waive the obligation of EVA GP to pay, or cause to be paid, a portion of the Payment Amount in the following amounts with respect to the corresponding periods:

Calendar Quarter Beginning:	Amount
July 1, 2021	$12,200,000
October 1, 2021	$9,600,000
January 1, 2022	$7,800,000
April 1, 2022	$6,600,000
July 1, 2022	$5,900,000
October 1, 2022	$4,000,000
January 1, 2023	$2,050,000
April 1, 2023	$1,450,000
July 1, 2023	$1,450,000
October 1, 2023	$1,450,000

In addition to the foregoing waivers, the Parties agree, with respect to each calendar quarter in the period beginning January 1, 2022 and ending December 31, 2024 (such period, the “Conditional Support Period”), to defer and waive, as applicable, the obligation of EVA GP to pay, or cause to be paid, an additional portion of the Payment Amount (the “Conditional Support Waiver Amount”) in an amount equal to the applicable Conditional Support Waiver, if any, for any such calendar quarter in which Actual Production is less than the Support Threshold for such calendar quarter. Notwithstanding anything to the contrary in the Agreement, the obligation of EVA GP to pay, or cause to be paid, the Conditional Support Waiver Amount (if any) with respect to a calendar quarter shall not become due and payable until the later of the date (i) required by Section 4.02 of the Agreement and (ii) that is the last day of such calendar quarter, in each case in accordance with the terms of this paragraph. Notwithstanding the first sentence of this paragraph, after the Ramp Period, no Conditional Support Waiver Amount shall be waived with respect to any calendar quarter, or any subsequent calendar quarters, from and after the first calendar month in which Actual Production for such calendar month equals or exceeds 62,500 MT.
The following terms used in the foregoing paragraph have the following meanings:
(i)“Actual Production” means, with respect to a calendar quarter, the amount (in MT) of Biomass produced by the Lucedale Plant during such calendar quarter.
(ii)“Biomass” has the meaning set forth in the Terminal Services Agreement.
(iii)“Commercial Operations” means substantial completion of construction of the Lucedale Plant (other than punch list items) and the commencement of the production and shipment of wood pellets to the Pascagoula Terminal.
(iv)“Conditional Support Waiver” means, with respect to each calendar quarter in (a) 2022, $500,000, (b) 2023, $250,000, and (c) 2024, $250,000.
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(v)“Lucedale Plant” means the industrial wood pellet biomass production plant currently under construction in Lucedale, Mississippi.
(vi)“MT” means metric tons.
(vii) “Pascagoula Terminal” means the industrial marine export terminal currently under construction in the Port of Pascagoula, Mississippi.
(viii) “Ramp Period” means the period of 365 days commencing from the date on which Commercial Operations occurs.
(ix) “Support Threshold” means, with respect to a calendar quarter, the forecast production (in MT) set forth on Exhibit A.
(x) “Terminal Services Agreement” means the Terminal Services Agreement, dated November 2, 2019, by and between Pascagoula and Lucedale.
For the avoidance of doubt, (i) the waiver of EVA GP’s obligation to pay the applicable portion of the Payment Amount is not a deferral of such payment obligation and such amounts will never become due and payable, (ii) so long as the Interim Services Agreement dated as of the date hereof by and among Lucedale, Enviva Lucedale Operator, LLC and ManagementCo (the “ISA”) is in effect, the amounts waived hereunder shall not apply to any portion of the Payment Amount attributable to Lucedale as a Services Recipient, and it is understood and agreed that such portion of the Payment Amount shall be waived pursuant to the ISA, and (iii) amounts waived hereunder do not include the portion of the Payment Amount that is waived with respect to Lucedale pursuant to the ISA.
[The remainder of this page has been left blank intentionally. The signature page follows.]
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This letter agreement shall be effective as of the date first written above.

Sincerely yours,

                        ENVIVA MANAGEMENT COMPANY, LLC

By:	/s/ William H. Schmidt, Jr.
Name:	William H. Schmidt, Jr.
Title:	Executive Vice President, Corporate
Development and General Counsel

ACKNOWLEDGED AND AGREED:

ENVIVA PARTNERS, LP
By: Enviva Partners GP, LLC, as its sole general partner

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PARTNERS GP, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Letter Agreement

ENVIVA, LP
By: Enviva GP, LLC, as its sole general partner

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA GP, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS AMORY, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer
Signature Page to Letter Agreement

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS SAMPSON, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer
Signature Page to Letter Agreement

ENVIVA PORT OF PANAMA CITY, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PORT OF WILMINGTON, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS WAYCROSS, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PORT OF SAVANNAH, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS GREENWOOD HOLDINGS II, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Letter Agreement

ENVIVA PELLETS GREENWOOD HOLDINGS, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS GREENWOOD, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA JV2 HOLDINGS, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PELLETS LUCEDALE, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

ENVIVA PORT OF PASCAGOULA, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer
Signature Page to Letter Agreement

ENVIVA DEVELOPMENT FINANCE COMPANY, LLC

By:	/s/ Shai S. Even
Name:	Shai S. Even
Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Letter Agreement

EXHIBIT A
Support Threshold
[Certain information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.]